Supplement dated May 1, 2023

to the Statement of Additional Information dated February 1, 2023.

Effective immediately, the second paragraph under the subheading ‘Custodian and Independent Registered Public Accounting Firm” in the Statement of Additional Information is amended in its entirety as follows:

The Trust has selected Tait Weller, located at 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, as its independent registered public accounting firm. The firm will, beginning September 30, 2023, provide services including (i) audit of annual financial statements and (ii) provide other audit, tax, and non-audit related services to the Trust.